Exhibit 10.34

2003537

EFFECTIVE DATE: 9-DEC-02

ORIGINAL CONTRACT AWARD

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)		RATING	PAGE Of PAGES
					1	7

2. CONTRACT (proc. Inst. Ident.) NO. DAAD19-03-C-0002		3. EFFECTIVE DATE	06 Dec 2002	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. P-444498-LS-02248-1

5. ISSUED BY U.S. ARMY ROBERT MORRIS ACQUISITION P.O. BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211	CODE	DAAD19	6. ADMINISTERED BY (If other than Item 5) See Item 5		CODE

7. NAME AND ADDRESS OF CONTRACTOR (No:, street, city, country, state and zip code)				8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)

COLEY PHARMACEUTICALS 93 WORCESTER ST WELLESLEY MA 02481-3609				9. DISCOUNT FOR PROMPT PAYMENT N/A

				10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		ITEM Section G
CODE 38G55		FACILITY CODE

11. SHIP TO/MARK FOR	CODE	DAAD19	12. PAYMENT WILL BE MADE BY		CODE	HQ0303
U. S. ARMY RESEARCH OFFICE RECEIVING P. O. BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211			DEFENSE FINANCE AND ACCOUNTING SERVICE ROCK ISLAND OPERATING LOCATION ATTN: DFAS-RI-FPV BUILDING 68 ROCK ISLAND IL 61299-8000

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c) ( ) [ ] 41.U.S.C.253(c)( )			14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO.		15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

			15G. TOTAL AMOUNT OF CONTRACT			$6,000,001.00

16. TABLE OF CONTENTS

☒	SEC	DESCRIPTION	PAGE(S)	☒	SEC	DESCRIPTION	PAGE(S)
PART I—THE SCHEDULE				PART II—CONTRACT CLAUSES
☒	A	SOLICITATION/ CONTRACT FORM	1-1	☒	I	CONTRACT CLAUSES	5-7
☒	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2	PART III—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/ SPECS/WORK STATEMENT	2		J	LIST OF ATTACHMENTS
☒	D	PACKAGING AND MARKING	2	PART IV—REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	2-3		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE	3
☒	G	CONTRACT ADMINISTRATION DATA	3-4		L	INSTRS, CONDS, AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	4-5		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR IS AS APPLICABLE

17. ☒  CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

I8. ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number

Including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Charles E. Yon, Vice President, General Counsel			20A. NAME AND TITLE OF CONTRACTING OFFICER PATSY. S ASHE/ GRANTS/CONTRACTING OFFICER

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Charles E. Yon	12-3-02	BY	/s/ Patsy S. Ashe	03-Dec-2002
(Signature of person authorized to sign)			(Signature of Contracting Officer)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

SECTION B Supplies or Services and Prices

ITEM NO 0001	SUPPLIES/SERVICES

	PROPOSAL NO. 44498-I.S
	COST - The research to be accomplished is identified in the recipient’s proposal, “Enhancement of Anthrax AVA Vaccine with CpG ODN’s” dated 5 August:2002 which is incorporated by reference. The estimated costs of the research are set forth in the cost proposal dated September 5, 2002 and identified on the contract line item 0001.

		ESTIMATED COST	$6,000,001.00

ITEM NO 000101	SUPPLIES/SERVICES

	COST

		ESTIMATED COST

	ACRN AA Funded Amount		$6,000,001.00

B.1	The type of contract is Cost Reimbursable

B.2	The estimated Total Cost of performance of this contract is as follows:

Estimated Cost: $6,000,001

The final price of this contract shall be the total of all costs determined reimbursable in accordance with the general provision of the contract entitled’ “Allowable Cost and Payment” but not exceeding the estimated cost plus the fixed fee, if any, both of which are specified above.

SECTION C Descriptions and Specifications

C. 1 The research to be performed under this contract will be in accordance with details in the contractor’s proposal and modifications thereto, if any, described below. (A copy of the proposal including revisions, are on file at the Army Research Office.)

Proposal Title: “Enhancement of the Anthrax AVA Vaccine with CpG ODN’s”

Proposal No: 44498-LS

Proposal Date: 5 August 2002, for a 4-Month Effort.

Cost Proposal: dated, 2 August 2002, Revised: 5 September 2002, & 26 November 2002.

Principal investigator: Dr. Arthur Kreig

The Principal Investigator shall be closely involved and continuously responsible for the conduct of the work. The contractor must obtain the contracting officer’s approval to change the principal investigator or acquire the approval of the contracting officer to change plans to devote substantially less effort to the work than anticipated.

SECTION D Packaging and Marking

D.l Reports delivered under this contract shall be afforded the degree of packaging (preservation and packing) required to prevent damages due to the hazards of shipment and handling.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

SECTION E Inspection and Acceptance

E.1 The contractor will submit all scientific reports to the office specified in ARO Form l8 located at www.aro.army.mil/forms/forms2.htm/frm18 for inspection and acceptance. This contract takes precedence for email address identified in ARO Form 18.

SECTION F Deliveries or Performance

F.1 Research called for by this contract shall be performed during the period of 06 December 2002 – 05 March 2003. This contract contains no options.

F.2 ARO Reports called for by this contract shall be submitted electronically in PDF format when possible. You may download the electronic Form SF298 and SF298 continuation sheet from the ARO’s home page at www.aro.army.mil/forms/forms2.html/frm18. The forms were created in MS Word and MS Word 97. Refer to ARO Form 18 for specific reporting requirements for each type of report. If you are not able to submit reports electronically you should submit as indicated in ARO Form 18. The use of color in reports is discouraged for both electronic documents and hard copy documents.

F.3 DARPA requires Financial and progress reporting at the end of every quarter; in the format to be provided Reports shall contain a brief summary of that period’s progress, plans for the upcoming period, major accomplishments or problems, and shows the planned-versus-actual expenditures; other reports including the final will follow normal ARO requirements. The DARPA technical POC for this effort is Dr. John Carney, (703) 696-4641; the DARPA Business POC for this effort as Claire Ricaurte, (703) 696-4641. The special report is to be submitted to DARPA by E-mail address: jearney@darpa.mil, or physical address; Defense Advanced Research Project DSO, ATTN: Dr. John Carney, 3701 N. Fairfax Drive, Arlington, VA 22203-1714.

**** A Final Patent Report (DD Form 582) is required to be submitted within sixty (60) days after completion of the contract.****

SECTION G Contract Administration Data

G.1 Delegation of Administrative Functions;

All contract administration functions are retained by the Army Research Office (ARO).

All vouchers, both interim and final, shall be submitted for approval to the following office:

Defence Contract Audit Agency

Boston Branch Office

101 Merrimac Street, Suite 820A

Boston, Massachusetts

Phone Number (617) 450-0450

FAX (617) 450-0475

E-mail Address dcaa-fao2171@dcaa.mil

G.2 Payment Information and Inquiries: The Contractor should contact the DFAS Office indicated in Block 12 of the SF 26 for information or inquiries regarding payments on this contract. Telephonic inquires may be made on 1-888-332-7742 or electronic inquiries on http://www.dfas.mil/money/vendor/index.htm in the event DFAS cannot answer the Contractor’s inquiry, the Contracting Officer may be contacted for assistance.

G.3 Invoicing. The government shall make payments to the Contractor when requested as work progresses, but not more often that once every 2 weeks, in the amounts determined to be allowable by DCAA in accordance with SubPart 31.2 of the Federal Acquisition Regulation in effect on the date of this contract and terms of the contract.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

G.4 ACCOUNTING AND APPROPRIATION DATA

AA.	972040013012RPAROD2310N9270PU255Y2XTA012AR44498LSTA012XTA01S18129
AMOUNT:	$6,000,001.00

G.5 Payment Instructions for Multiple Accounting Classification Citations: Payments are to be made from the earliest available fiscal year funding source across accounting classification citations assigned to the line item.

G.6 Pre-Contract Costs: Pre-Contract costs are limited to $5,410,080. Costs incurred before the effective date of the contract directly pursuant to the negotiation and in anticipation of the contract award were necessary to comply with the proposed contract delivery schedule. These costs are allowable to the extent that they would have been allowable if incurred after the date of the contract

G.7 The Contracting Officer’s Representative for this contract is as follows:

Dr. Micheline Strand

US Army Research Office

P.O. Box 12211

Research Triangle Park, NC 27709-2211

Phone; (9l9) 549-4343

FAX: (919) 549-4310

Email:strandmk@afo.arl.army.mil

G.8 Ceiling Provisional Indirect Rates: (1) The Government will not be obligated to pay any additional amount should the final indirect cost rates exceed the negotiated ceiling rates and (2) In the event the Final indirect cost rates are less than the negotiated ceiling rates, the negotiated rates will be reduced to conform with the lower rates. Ceilings in the indirect cost rates are hereby established to prevent the acceptance of an unreasonable amount of indirect costs to the contract.

The ceiling rate for the duration of performance of the contract is as follows:

Line Item	Over head Rate	General Administrative Rate
0001	.23	.13

Indirect costs are to include all fringe benefits, over head, facilities, general and administrative bardens.

SECTION H Special Contract Requirements

H.1 Acknowledgment of Sponsorship

The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by DARPA and the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.

For the purpose of this provision, “information” includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc The contractor further agrees to include this provision if any subcontract awarded as a result of this contract.

H.2 Publications

Publication of results of the research project in appropriate professional journals is encouraged as an important method of recording and reporting scientific information. One copy of each paper planned for publication will be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

submitted to the Contracting Officer’s Representative simultaneously with its submission for publication. Following publication, copies of published papers shall be submitted to the Contracting Officer’s representative, or to the other addresses in quantities publication. Following publication, copies of published papers shall be submitted to the Contracting Officer’s Representative, or to the other addressees in quantities as may be directed by the Contracting Officer.

H.3 The contractor is to note acknowledgements in publications or other media that support is from DARPA as well as technical/contract support from ARO.

H.4 Research Responsibility

The contractor shall bear responsibility for the conduct of the research specified in the contractor’s proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract: provided, however, that the contractor will obtain the contracting officer’s approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.

The principal investigator identified in the proposal shall be continuously responsible for the conduct of the research project, and shall be closely involved with the research efforts.

The contractor shall advise the contracting officer if the principal investigator(s) identified in the contract plan to devote less effort to the work than set forth in the proposal. The contractor shall obtain the contracting officer’s approval prior to changing the principal investigator’s identified in the proposal.

H.5 Restriction on Printing

The Government authorizes the reproduction of reports, data or other written material, if required, provided the material produced does not exceed 5,000 production units of any page, and items consisting of multiple pages do not exceed 25,000 production units in the aggregate. The contractor shall obtain the express prior written authorization of the contracting officer to reproduce material in excess of the quantities cited above.

H.7 Human Use

The contractor proposes to use human subjects in the performance of this research. In accordance with 32 CFR 219.103 each contractor shall have a Federally approved, written assurance of compliance for the research proposed prior to the signing this contract.

H.6 Animal Use

The contractor proposes to use animal subjects in the performance of this research. In accordance with (7 USC 2131et seq.) and regulations pertaining to it, the contractor has provided a copy of their Institutional Approval for Protocols Using Animal Subjects (IACUC). The contractor is expected to ensure that the guidelines described in the DFARS Clause 252.235-7002. Animal Welfare (Dec 1991) are complied with.

PART II – GENERAL PROVISIONS

SECTION I – General Provisions

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR 52.252-1 Clauses Incorporated by Reference (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://web2.deskbook.osd.mil/default.asp? or http://farsire.hill.af.mil/YFFARa.htm

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

CAUSES INCORPORATED BY REFERENCE:

52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 1997
52.204-4	Printing/Copying Double-Sided on Recycled Paper	JUN 1996
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data–Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data (OCT 1997)	OCT 1997
52.215-13	13 Subcontractor Cost or Pricing Data Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997

52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-7	Allowable Cost And Payment	MAR 2000
52.217-8	Option to Extend Services	NOV 1999
52.217-9	Option to Extend the Term of the Contract	NOV 1999
52.219-8	Utilization of Small Business Concerns	OCT 1999
52.222-2	Payment for Overtime Premiums	JUL 1990
52.222-3	Convict Labor	AUG 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-22	Previous Contracts and Compliance Reports	FEB 1999
52.222-26	Equal Opportunity	FEB 1999
52.222-35	Affirmative Action For Disabled Veterans And Veterans of the Vietnam Era	APR 1998
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports on Disabled Veterans And Veterans Of The Vietnam Era	JAN 1999
52.223-6	Drug Free Workplace	JAN 1997
52.223	II Ozone-Depleting Substances	MAY 2001
52.225-13	Restrictions on Certain Foreign Purchases	JUL 2000
52.225-16	Sanctioned European Union Country Services	FEB 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-11	Patent Rights-Retention by the Contractor (Short Form)	JUN 1997
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-9	Limitation on Withholding of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	JUN 1997
52.232-33	Payment of Electronic Funds Transfer–Central Contractor Registration	MAY 1999
52.233-1	Disputes	DEC 1998

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

52.233-3	Protest After Award (AUG 1996) - Alternate I	JUN 1985
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	OCT 1995
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2 Alt I	Subcontracts (Aug 1998) - Alternate I	AUG 1998
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts For Commercial Items	MAY 2001
52.245-5	Government Property (Cost-Reimbursement Time-And-Materials, Or Labor Hour Contracts)	JAN 1986
52.245-18	Special Test Equipment	FEB 1993
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.247-1	Commercial Bill Of Lading Notations	APR 1984
52.249-6	Termination (Cost Reimbursement)	SEP 1996
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts)	APR 1996
252.223-7006	Prohibition on Storage and disposal of Toxic and Hazardous Materials	APR 1993
252.225-7012	Preference for Certain Domestic Commodities	MAY 1999
252.225-7031	Secondary Arab Boycott of Israel	JUN 1992
252.227-7013 Alt I	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995) - Alternate I	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7034	Patents—Subcontracts	APR 1984
252.227-7036	Declaration of Technical Data Conformity	JAN 1997
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	SEP 1999
252.235-7002	Animal Welfare	DEC 1991
252.242-7004	Material Management And Accounting System	SEP 1996
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7022	Representation of Extent of Transportation by Sea	AUG 1992
252.247-7024	Notification of Transportation of Supplies by Sea	MAR 2000
242.249-7002	Notification of Anticipated Contract Termination or Reduction	DEC 1996
252.251-7000	Ordering From Government Supply Sources	MAY 2005
Taxpayer Identification Number: 06-1506689

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE S	PAGE OF PAGES
			1	3

2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE 05-Jun-2003	4. REQUISITION/PURCHASE REQ. NO. P-444498-LS-02248-1	5. PROJECT NO.(If applicable)

6. ISSUED BY CODE	DAAD19	7. ADMINISTERED BY (If other than item 6)	CODE	DAAD19

U.S. ARMY ROBERT MORRIS ACQUISITION CTR P.O. BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211		U.S. ARMY ROBERT MORRIS ACQUISITION P.O. BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) COLEY PHARMACEUTICALS GROUP INC 93 WORCESTER ST WELLESLEY MA 02481-3609			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ORDER NO. DAAD19-03-C-0002
CODE 3BG55	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 03-Dec-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243-2 Alt V

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.    DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

  The purpose of this modification is to increase funding to the contract, add additional work, and extend the period of performance 9 months.

  This modification is also authorization the purchase the following equipment:

  A. Amersham FineLine 75 Column including a Source 15Q anion-exchanger packing: Estimated at $10,000.

  B. Millipore Ultra filtration Equipment: Estimated at $10,000.

  C. Buchi Mini Spray Dryer B-290 Advanced: Estimated at $22,000.

See Summary of Changes for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

		TEL:	EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04		STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

P00003

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $6,000,000.00 from $6,000,001.00 to $12,000,001.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has increased by $6,000,000.00 from $6,000,001.00 to $12,000,001.00.

The total cost of this line item has increased by $6,000,000.00 from $6,000,001.00 to $12,000,001.00.

SUBCLIN 000102 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102	COST Add-On Proposal entitled: “Prevention of Anthrax Infection by CpG Oligodeoxynucleotices” is hereby incorporated and made a part of this contract.

				ESTIMATED COST	$6,000,000.00

	ACRN AB Funded Amount				$5,998,693.00
	ACRN AC Funded Amount				$1,307.00

SECTION F - DELIVERIES OR PERFORMANCE

The period of performance in Section F.1 of this contract is amended to reflect an increase of an additional nine months of performance.

Amend Section F1, Period of Performance:

FORM: 6 December 2003 – 5 June 2003

TO: 6 December 2003 – 4 March 2004

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $6,000,000.00 from $6,000,001.00 to $12,000,001.00.

SUBCLIN 000102:

Funding on SUBCLIN 000102 is initiated as follows:

ACRN: AB

Acctng Data: 970304040013010181293RPAROD3310M9270PU255Y3AR44498LSVC013XVC01018129

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DAAD19-03-C-0002

P00003

Increase: $5,998,693.00

Total: $5,998,693.00

ACRN: AC

Acctng Data: 970203040013010181292RPAROD2310P1480PU255Y2AR44498LSTE012XTE01018129

Increase: $1,307.00

Total: $1,307.00

(End of Summary of Changes)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
S	1	1

2. AMENDMENT/MODIFICATION NO. P00008	3. EFFECTIVE DATE 28-Feb-2005	4. REQUISITION/PURCHASE REQ. NO. P-444498-LS-02248-1	5. PROJECT NO. (If applicable)

6. ISSUED BY US ARMY RDECOM ACO CTR - W911NF 4300 S. MIAMI BLVD DURHAM NC 27703-	CODE	W911NF	7. ADMINISTERED BY (If other than item 6) U.S. ARMY ROBERT MORRIS ACQUISITION P.O. BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211	CODE	DAAD19

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) COLEY PHARMACEUTICALS GROUP INC 93 WORCESTER ST WELLESLEY MA 02481-3609	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

☒	10A.MOD. OF CONTRACT/ORDER NO. DAAD19-03-C-0002

☒	10B.DATED (SEE ITEM 13) 03-Dec-2002

CODE 3BG55	FACILITY CODE 3BG55

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. This hour and date specified for receipt of Offer	☐	is extended,	☐	is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and, amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243-2ALT V

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor	☒	is not,	☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to extend the performance period of this contract for six months at no additional cost to the government, and to approve a revised scope of work dated, February 2005 Entitled: “Prevention of Anthrax Infection by CPG Oligodeoxynucleotides”, pages 1 through 15.

1. Amend Section F.1, Period of Performance:	FROM: 6 December 2002 – 28 February 2005
TO: 6 December 2002 – 28 August 2005.

2.     The revised scope of work as proposed by Coley Pharmaceuticals has been reviewed and approved by the Technical Monitor on 16 February 2005 and will become effective upon the date of this modification. See attachment A.

3. All else remains the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.NAME AND TITLE OF SIGNER (Type or print)	16A.NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DIANE C. HODOR / GRANTS/CONTRACTING OFFICER
TEL: (919) 549-4301	EMAIL: hodord@aro-ernh1.army.mil

15B.CONTRACTOR/OFFEROR	15C.DATE SIGNED	16B.UNITED STATES OF AMERICA	16C.DATE SIGNED

BY /s/ Diane C. Hodor	28-Feb-2005

(Signature of person authorized to sign)	(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

PREVENTION OF ANTHRAX INFECTION BY CPG OLIGODEOXYNUCLEOTIDES

EXECUTIVE SUMMARY

The [******************] vaccine against anthrax [*****************] has been demonstrated to be safe and effective in its approved regimen of [*] injections over [**] months. However, there is great interest in further improving the safety and efficacy of the vaccine by reducing the number of doses that need to be given in order to achieve protective antibody levels against the anthrax toxin proteins. Human and animal data suggest that combining a Coley TLR9 agonist with [***] would offer the following advantages compared to the current vaccine: i) much faster seroconversion with induction of protective antibody levels in most subjects within [*] weeks; ii) reduced number of [***] doses required, to no more than [***********************] dose vaccination; iii) generation of higher affinity antibodies targeted against a broader range of epitopes to give improved protection against mutant strains; and iv) improved duration of protective serum antibodies and memory responses.

Coley Pharmaceutical Group proposes to make available to DARPA CPG 7909 for lead development as an adjuvant for co-formulation in the anthrax vaccine [********************] by [***********************]. Coley has CPG 7909 in phase II clinical development in oncology and has demonstrated proof-of-concept of the drug as a vaccine adjuvant in human vaccine studies. The advanced stage of development of CPG 7909 makes this molecule the best candidate for further rapid development and approval as a vaccine adjuvant. Further, Coley proposes to develop a second TLR9 agonist, differentiated from CPG 7909 in its immuno-pharmacological and metabolic profile, as a back-up compound.

The final part of this proposal is to develop a different TLR9 agonist as a prophylactic that would be given to activate immune resistance to an anticipated BW attack. The human innate immune system encompasses a remarkable array of pathogen defenses that may be able to protect a non-immune individual from anthrax infection acquired as a consequence of a BW attack. A TLR9 agonist delivered by aerosol administration may be able to activate the innate immune system in the lungs and thus induce broad-spectrum resistance against inhaled pathogens including B. anthracis. Coley has identified three classes of TLR9 agonist, each with distinct structures and immune effects. The innate immune defenses activated by certain A-Class or B-Class TLR9 agonists can protect rodents against several different viral, bacterial, and parasitic pathogens. The work in this proposal will support determining which of these 3 TLR9 agonist classes will be best for protecting against an inhaled anthrax challenge in animal models, and will initiate development of that product for military use.

Contact: Iain Sim	1/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

BACKGROUND

This program proposal is a request for a re-direct of funds previously awarded to Coley Pharmaceutical Group under contract DAAD19-03-C-0002. The overall rationale and approach remains unchanged and are not repeated in this document. In this current proposal, Coley offers a more advanced drug development candidate, CPG 7909, for use as an adjuvant in combination with [*******] anthrax vaccine. In addition, Coley proposes to DARPA the development of a representative of a new class of TLR9 agonists, exemplified by [*********], as a back-up molecule to CPG 7909.

Development Of CPG 7909

CPG 7909 is a B-Class TLR9 agonist that is a potent activator of B cells as well as of plasmacytoid dendritic cells. Coley has demonstrated the adjuvant activity of CPG 7909 in clinical studies in combination with Engerix B®, a commercially approved hepatitis B vaccine. CPG 7909 substantially enhanced the antibody response to Engerix B in both normal subjects and in immunoincompetent HIV-infected individuals when compared to controls receiving Engerix B vaccine alone. In addition, it has been shown that the co-administration of CPG 7909 [********] to monkeys enhances the anti-PA antibody response when compared to the controls. Coley has offered to make CPG 7909, now in phase II clinical development, available to DARPA for the purposes of improving the performance of the anthrax vaccine. CPG 7909 is the most advanced TLR9 agonist currently in development at Coley and offers the opportunity to fast track a development program of such an agonist in combination with the anthrax vaccine. Coley has made substantial investments in the manufacturing and analysis of CPG 7909, in the characterization of its safety in rodents and non-human primates, and in the understanding of its pharmacodynamics and anti-cancer activity in human subjects. Coley is preparing to file an IND with the DVRPA, CBER, FDA to support the immediate conduct of a proof-of-concept clinical study of CPG 7909 in combination [********]. The Coley IND will be available to [*******] for [***********] and will support a more extensive clinical development program under a [********************].

Development of a Back-Up Molecule as a Vaccine Adjuvant

It is Coley’s understanding that DARPA wishes Coley to develop and offer to DARPA and the vaccine-manufacturing partners a second TLR9 agonist that will serve as a back-up to the lead molecule. DARPA has suggested that the back-up molecule be [*********]. Whereas [*******] shows immunomodulatory activity similar to CPG 7909 while at the same time being different in nucleotide base sequence Coley wishes to propose for DARPA consideration the selection of a new type of immunomodulatory TLR9 agonist with a unique set of properties.

CPG 7909 contains a phosphorothioate backbone designed to make the molecule resistant to exo- and endonuclease cleavage. When administered at [*********] (manifold the expected human dose for a vaccine adjuvant) to experimental animals, CPG 7909 has been [******************] in the [******]of these animals and to be

Contact: Iain Sim	2/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

[************ ******] by [****************] to the [********************************]. These [********************] are known to [***************************]. In addition, it has been [****] in [***************] that administration of CPG 7909 [******] over [******************] and [*******] and [*********************] results in a [****************] including [*********************] into the [*****] of the test animals. While this [******] has not been [********] with any [*********** **********] in over [************] who have [******] CPG 7909 to date, including a number of [******] who have [*************************************] Coley believes that a molecule designated as a back-up to CPG 7909 should be devoid of the propensity to [********] in the [****] while retaining the desired B cell stimulating activities of CPG 7909. [*********] is structurally similar to CPG 7909, contains a phosphorothioate backbone, exhibits similar immunomodulatory activity and is expected to have a similar metabolic profile. On the other hand, Coley has developed a new approach to the design of TLR9 agonists whereby [*******] of the [****] contains [**] [*************] and [*****************]. By this means the molecule is expected to exhibit increased [***************] and to show [****************] in the [****] as compared to [*******************] molecules such as CPG 7909 and [*********]. Moreover, by postponing the [***************] between the [**] and the [************], it is expected that the [***********] consequent from [**********] activity will be both much [*******] in [****] than the parent molecule and devoid of [********************]. These [*************] compounds have been called [***** *******] TLR9 agonists.

[*********] is a C-Class TLR9 agonist and is an example of this new type of [******] immunomodulatory agent. In general terms the C-Class TLR9 agonists show good stimulation of B cells (efficient antibody secretion or induction of B cell proliferation) with a potency similar to the B-Class molecules such as CPG 7909. In addition, C-Class oligodeoxynucleotide TLR9 agonists demonstrate very strong Th1-inducing capacities (efficient induction of secretion of type I interferons or stimulation of NK cells) similar to the TLR9 agonists of the A-Class. This pattern of in vitro immunostimulatory activities places the molecules of the C-Class between the previously defined B- and A-Classes and demonstrates their potential to induce favorable immune responses in vivo.

When administered to experimental animals, [*******] shows [**************] in the [****] as compared to the corresponding [***************************] molecule and there is [*****************] after s.c. administration in mice as compared to [*** *******] analogs. Preliminary [******] studies suggest that [*********] is [*************] through initial cleavage at the [*******] leading to [***** ********] as would be expected from the placement of the [***************] in the parent molecule. Despite this [**************] of [*******] compounds they appear to be [***********************] than their first generation parent molecules.

Contact: Iain Sim	3/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

GOALS

The goals of this proposal are:

1.	To file an IND that will support the conduct of a proof-of-concept clinical study of CPG 7909 administered [********************] to human volunteers.

2.	To conduct manufacturing development and non-clinical safety studies of CPG 7909 that will be adequate to support the comprehensive development of the molecule as an adjuvant in a clinically superior anthrax vaccine formulation.

3.	To identify a second TLR9 agonist that is differentiated from CPG 7909 and to conduct pre-clinical development studies adequate to support its further clinical development, if needed, as a back-up to CPG 7909.

4.	To manufacture and support evaluation of representative A-, B- and C-Class TLR9 agonists for their ability to stimulate the innate immune system and protect a non-human primate from a non-lethal virus infection following administration to the respiratory tract, in order to generate data supporting the testing of the most promising candidates for protection of a primate against a lethal inhaled anthrax challenge.

These goals will be achieved through the completion of the following tasks:

1.	File an IND to support the conduct of a proof-of-concept clinical study of [*** ***] CPG 7909

2.	Develop an efficient large scale manufacturing process for CPG 7909

3.	Develop and validate analytical methods for the determination of the identity, potency, purity and stability of CPG 7909

4.	Characterize the toxicological profile of CPG 7909 in rodents and non-human primates administered by the intramuscular route.

5.	Develop and qualify methods for the assay of CPG 7909 in biological specimens

6.	Establish the key in vitro and in vivo biological characteristics of additional TLR9 agonists

7.	Manufacture a back-up molecule

8.	Develop and qualify analytical methods for the determination of the identity, potency, purity and stability of the back-up molecule. Determine the stability of the back-up molecule

9.	Characterize the toxicological profile of the back-up molecule

10.	Develop and qualify methods for the assay of the back-up molecule in biological specimens

11.	Manufacture and characterize examples of A-, B- and C-Class TLR9 agonists

Contact: Iain Sim	4/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

Statement of Work

Task 1. File an IND to Support the Conduct of a Proof-of-Concept Clinical Study of [******] CPG 7909

Coley, [****************] and DARPA have agreed to conduct a proof-of-concept clinical study of [********] CPG 7909. This study will be conducted under a Coley-sponsored IND. At a Pre-IND teleconference held on July 1, 2003 with the Division of Vaccine and Related Product Applications, CBER, FDA, the Agency requested Coley to submit a [***********] IND without [***********] to the existing [******] open in the [****************]. More over, FDA requested the inclusion of additional documentation in the IND that [***] must now prepare. As a result of the request from FDA, the overall size of the IND submission is now expected to be substantially greater than was originally envisioned and will require extensive work to prepare, collate and distribute.

In addition, the [***] has requested that Coley conduct a [*************** **********] of [*********************] from a recently completed [************] of the [**************] and CPG 7909 and include the results in the IND [********]. This activity was previously judged not to be required and has not been budgeted for.

While the majority of the cost burden of managing the proof-of-concept clinical study will be borne by others, Coley has agreed to manage the supply of clinical trial products - CPG 7909 and saline – to the study sites. Coley will manage the supply of materials to the clinical sites using an experienced sub-contractor.

The following activities will be conducted:

a.	Draft, compile, review, print, collate, quality assure and ship an IND submission to DVRPA, CBER, FDA.

b.	Conduct a [************************] of [*********] from the [***] [************] of [******] CPG 7909.

c.	Supply CPG 7909 Injection and saline for injection; manage the shipment of these products to clinical study sites.

Task 2. Develop an efficient large scale manufacturing process for CPG 7909

Approximately [***] g of CPG 7909 active pharmaceutical ingredient (API) are currently available and assigned to the initial development of the proposed combined [********] CPG 7909 vaccine product (see also Task 3 below). Moreover, the current manufacturing process is adequate for the present stage of development and is capable of producing drug in lot sizes of [*******] g. However, in the opinion of Coley the manufacturing process is not optimized or sufficiently defined and controlled for it to be used for the routine manufacture of CPG 7909 API for use in an FDA-approved commercial vaccine product.

Contact: Iain Sim	5/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

Production of GMP CPG 7909 active pharmaceutical ingredient for pivotal studies and for commercial supplies will be contracted out by Coley to a third party manufacturer. As the sponsor company, Coley remains responsible for ensuring that the contract manufacturer is in GMP compliance and also adheres to the information in Coley’s regulatory filings. As such, Coley personnel will be integrated into many of the contract manufacturer operations.

Since CPG 7909 is a pharmacologically active substance it is anticipated that the manufacture of CPG 7909 will be regulated by the FDA in a manner similar to the manufacture of API for drug products. The following activities must be completed to support the development of a commercially viable, validatable manufacturing process:

a.	Refine the current manufacturing process, both synthetic chemistry and purification, for the efficient production of API on a scale and of a quality adequate to meet the needs of the future market place

b.	Define, develop and set specifications for in-process controls for the manufacture of API to afford better control of the manufacturing process

c.	Define, develop and set specifications for starting materials used in the manufacturing process

d.	Prepare and maintain an up-to-date Drug Master File for cross-reference

e.	Conduct GMP-compliance audits

Task 3. Develop and validate analytical methods for the determination of the identity, potency, purity and stability of CPG 7909

Approximately [***] of CPG 7909 API were manufactured in 2002 at a contract manufacturer as part of the collaboration between Coley and DARPA. This material did not meet the required specifications when tested initially and was further [******] by additional [************]. It is expected that this material can be used for [*******] and [*******] of the [************] CPG 7909 product. However, additional analysis of the material is required to ensure that it conforms to release specifications using current, state of the art analytical methodologies; a CMC amendment must be submitted to the IND to qualify for use.

Coley has made significant advances in the development and application of analytical methods suitable for the determination of the identity, potency, purity and stability of CPG 7909. The optimization of the analytical methods is in progress. The development and conduct of such test methods requires the use of reference materials that characterize the performance of the pure compound, as well as the known manufacturing impurities, within the assay. Coley will use its expertise in the synthetic and analytical chemistry of oligodeoxynucleotides to

Contact: Iain Sim	6/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

prepare in part in its own laboratories and in part have prepared by a contract manufacturer samples of such reference materials. Fully optimized methods must be qualified, validated and the technology transferred from the development laboratory to the qualified contract facility that will have responsibility for the quality control release testing of the API. The methods will also be transferred to [******************] for their use in the development of the combined [*****] CPG 7909 product. While the analytical methods available at present are judged to be adequate for the development of CPG 7909, it is recognized that as new information is gained the development of additional analytical techniques may be required to address the detection of new impurities arising from the final manufacturing process.

Coley has used internal expertise as well as contracts with competent contract laboratories to development sensitive, reproducible analytical methods. Coley will continue to provide expert advice on the chemistry and detection of CPG 7909 and will closely monitor the work of the contract laboratories to assure the objectives are achieved. The following activities must be completed before commercialization:

a.	Optimize, qualify, validate and transfer GMP analytical methods

b.	Prepare reference standards and impurity markers

c.	Monitor the of production lots of CPG 7909 for new impurities and development of new analytical methods as the need arises

d.	Perform comparability analysis of production lots

e.	Perform release testing of lots of active pharmaceutical ingredient

f.	Determine the stability of the active pharmaceutical ingredient under a variety of storage conditions

g.	Perform physical/chemical characterization of individual lots of active pharmaceutical ingredient

h.	Develop analytical methods for the qualification of starting materials

i.	Develop analytical methods adapted for application to in-process controls

Task 4. Characterize the toxicological profile of CPG 7909 in rodents and non-human primates administered by the intramuscular route

Coley has extensive data on the safety of CPG 7909 in rodents and non-human primates when administered by the intravenous and subcutaneous routes. [************] has expressed its desire to explore the intramuscular route for administration of a [**************] CPG 7909 vaccine product. Therefore it is important to understand first the safety of CPG 7909 alone when administered by this route. Coley will place and manage contracts with competent, approved contract research organizations for the performance toxicological studies designed to characterize the non-clinical safety of CPG 7909 administered by the intramuscular route, and to demonstrate a margin of safety between the proposed adjuvant dose and the doses which caused toxicity in previous CPG 7909 studies. All studies will be conducted according to the principles of Good Laboratory

Contact: Iain Sim	7/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

Practice and will be supported by toxicokinetic analyses. Coley will provide expert toxicological advice on the design and conduct of the studies, the interpretation of the results and the preparation of the final study reports. Coley will also engage a consultants experienced in oligodeoxynucleotide toxicology and in the regulatory aspects of vaccine adjuvant development. The following studies are planned:

a.	[***]-month sub-acute i.m. toxicology in the rodent

b.	[***]-month sub-acute i.m. toxicology in the non-human primate

Task 5. Develop and qualify methods for the assay of CPG 7909 in biological specimens

Sensitive, reproducible assays are required in order to be able to detect and quantitate the presence of CPG 7909 in biological specimens. Such specimens may include blood and urine as well as tissue samples. Such assays are required to demonstrate the kinetics of absorption and elimination of CPG 7909 when administered to rodents and non-human primates in toxicological studies (toxicokinetics) either alone or when formulated with anthrax vaccine antigens in prototype formulations. Such assays may also be used if needed to characterize more thoroughly the absorption, tissue distribution and elimination of CPG 7909 in animals (ADME studies) and in human subjects.

Coley has recently made significant efforts to develop and apply a sensitive, reproducible assay for the detection of CPG 7909 in biological specimens. Coley will complete the development and validation of this assay and provide expert advice during the transfer of the assay to [************].

Task 6. Establish the key in vitro and in vivo biological characteristics of additional TLR9 agonists

As discussed, Coley believes that a molecule that is a candidate for designation as a back-up to CPG 7909 should satisfy two principal criteria: (i) exhibit vaccine adjuvant potency that is at least equivalent to that of CPOG 7909; and (ii) demonstrate pharmocokinetic properties, including metabolic profile, that [****] the [***] of [**********] of the [*************] and of [************** **********] in the [****] and [*********]. While [********] appears to meet these requirements based on initial experiments, direct comparisons of the adjuvant and pharmacokinetic properties of CPG 7909 and [*********] should be performed. Coley has other [********] oligodeoxynucleotides TLR9 agonists that may also be candidates for selection as a back-up molecule. To identify a candidate back-up molecule Coley will conduct experiments to:

a.	Define immune cell activation in human cell screens in vitro

b.	Define adjuvant activity in vivo

c.	Define tissue distribution and metabolism in vivo

Contact: Iain Sim	8/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

Task 7. Manufacture a back-up molecule

When a candidate back-up compound has been selected and accepted by DARPA, Coley will initiate the production of GMP quality active pharmaceutical ingredient for non-clinical GLP development studies and for clinical trials. Coley will work closely with a third party manufacturer experienced in the manufacture of Coley CPG molecules. As the sponsor company, Coley remains responsible for ensuring that the contract manufacturer is in GMP compliance and also adheres to the information in Coley’s regulatory filings. As such, Coley personnel will be integrated into many of the contract manufacturer operations. These activities include:

a.	Develop and refine the process for the efficient production of active pharmaceutical ingredient on a scale and of a quality adequate to meet the needs of the development program

b.	Forecast, schedule, and conduct all drug substance manufacturing operations to ensure adequate drug supplies for non-clinical development and clinical trials

c.	Select and evaluate container/closure configuration for API

d.	Conduct of GMP-compliance audits

Task 8. Develop and qualify analytical methods for the determination of the identity, potency, purity and stability of the back-up molecule. Determine the stability of the back-up molecule

Coley will place and manage a contract with a competent contract laboratory for the development of sensitive, reproducible methods for the measurement of the identity, purity, potency and stability of the back-up molecule active pharmaceutical ingredient. Coley will provide expert advice on the chemistry and detection of Oligodeoxynucleotides and will closely monitor the work of the contract laboratory to assure the objectives are achieved. Upon successful completion of the test method development, the methods will be established and qualified in the same or another contract laboratory for the following applications:

a.	Define and perform release testing of lots of active pharmaceutical ingredient

b.	Determine the stability of the active pharmaceutical ingredient under a variety of storage conditions

c.	Perform physical/chemical characterization of individual lots of active pharmaceutical ingredient

The development and conduct of such test methods requires the use of reference materials that characterize the performance of the pure compound, as well as the known manufacturing impurities, within the assay. Coley will use its expertise in

Contact: Iain Sim	9/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

the synthetic and analytical chemistry of Oligodeoxynucleotides to prepare in part in its own laboratories and in part have prepared by a contract manufacturer samples of such reference materials. Coley will also use its expertise in analytical chemistry to search for and to characterize other impurities that may occur from time to time in lots of the active pharmaceutical ingredient prepared by a third party manufacturer.

Task 9. Characterize the toxicological profile of the back-up molecule

Coley will place and manage contracts with competent, approved contract research organizations for the performance of a number of studies designed to characterize the non-clinical safety and tolerability of the back-up molecule. All studies will be conducted according to the principles of Good Laboratory Practice and will be supported by toxicokinetic analyses where appropriate. Coley will provide expert toxicological advice on the design and conduct of the studies, the interpretation of the results and the preparation of the final study reports. Coley will also engage a consultants experienced in ODN non-clinical toxicology and in adjuvant regulatory development. The following studies are planned:

a.	Safety pharmacology in the non-human primate

b.	[***]-month sub-acute toxicology in the rodent

c.	Mutagenic potential

Task 10. Develop and qualify methods for the assay of the back-up molecule in biological specimens

Sensitive, reproducible assays are required in order to be able to detect and quantitate the presence of the back-up molecule in biological specimens. Such specimens may include blood and urine as well as tissue samples. Such assays are required to demonstrate the kinetics of absorption and elimination of the back-up molecule when administered to rodents and non-human primates in toxicological studies (toxicokinetics) and in humans in clinical studies. Coley may conduct studies in-house, or may place and manage contracts with a competent contract laboratory, for the development of a sensitive, reproducible assay. Coley will provide expert advice on the chemistry and detection of oligodeoxynucleotides and will closely monitor the work of the contract laboratory to assure the objectives are achieved. Upon successful completion of the development of a detection assay, the assay will be established and for use in detecting the back-up molecule in biological specimens in studies conducted according to Good Laboratory Practice standards. The assay will also be transferred to [************] to be available for use in support of future clinical studies.

Task 11. Manufacture and characterize examples of A-, B- and C-Class TLR9 agonists

Coley will manufacture and characterize, or supply from inventory, quantities of research grade A-, B- and C-Class TLR9 agonists in amounts adequate to support

Contact: Iain Sim	10/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Protection from Anthrax Infection Using	Program Director: Krieg
CpG Oligodeoxynucleotides	Coley Pharmaceutical Group

evaluation as prophylactic agents in a non-human primate model of a respiratory infection. The outcome of the NHP model studies will be used to select the optimal TLR9 agonist for further development as a prophylactic agent. Coley will direct its contract manufacturer to manufacture a larger quantity of the TLR9 agonist according to the principles of GMP to support further pre-clinical research studies and non-clinical GLP development studies.

TRA 2028419vl

Contact: Iain Sim	11/11	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

PREVENTION OF ANTHRAX INFECTION BY CPG OLIGODEOXYNUCLEOTIDES

Name: Krieg, Arthur, M.	Title: SVP R&D; CSO	Institution: Coley Pharmaceutical Group, Inc

Location: 93 Worcester Street, Wellesley, MA 02481

Phone: 1-781-431-9000	E-mail: akrieg@coleypharma.com

Contract Number: DAAD19-03-C-002

Contract Start Date: December 6, 2002	Contract End Date: June 4, 2004

Total Contract Value: $12,000,001

REVISED STATEMENT OF WORK

THIS APPLICATION

Contract History

Contract DAAD19-03-C-002, Prevention of Anthrax Infection by CpG oligodeoxynucleotides, was awarded with an effective date of December 6th, 2002 and a value of $6,000,001. The contract was amended with an additional award of $6,000,000 to run until March 4th, 2004 subsequently amended with a revised scope of work to run through June 4th, 2004. This current application proposes a further limited amendment to the scope of work and an extension of the contract period with a new end date of February 28, 2005. There is no proposal to change the total value of the contract.

Proposed Change In Scope

Two changes are proposed to the scope of work as summarized in the table below and detailed in the description of Tasks.

Task #	Description	Amended Scope
1	File an IND to support the conduct of a proof-of-concept clinical study of [*******] CPG 7909	This task is extended to include supporting the conduct of the proposed proof-of-concept clinical study. Coley will provide financial resources to one of the two planned clinical investigational centers – [********************************].
11	Manufacture and characterize examples of A-, B- and C-Class TLR9 agonists	Coley will continue to manufacture or supply from inventory quantities of research grade A-, B- and C-class TLR9 agonists for evaluation in animals. However, the identification of a lead compound from research testing will only occur after the termination of this current contract. Therefore, the manufacture of a larger quantity of GMP-grade material of a lead compound is now deleted.

Contact: Iain Sim	1/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

Changes in the scope of Tasks 1 and 11 are also defined in the appropriate sections below.

Re-direction of Funds

The program of research designed to identify the optimal class of TLR9 agonist for use in prevention of disease resulting from exposure to airborne pathogens is underway. However, Coley judges that the large-scale manufacture of a lead TLR9 agonist will not be initiated within the timeframe of this contract. In addition, Coley finds that it has used less contract labor than originally anticipated in the preparation of the IND submission for the proposed proof-of-concept clinical study of CpG 7909 [*******]. Coley therefore proposes that the funds originally assigned to the manufacturing activity referenced above, and associated chemical analytical method development, together with the funds not allocated to contract labor, be re-directed to the support the clinical investigation defined in the amended Task 1. No increase in funds is requested.

Extension of Contract Duration

The duration of the proof-of-concept clinical study is estimated to be approximately one year. This is driven by the time required to conduct and complete the proof-of-concept clinical study. Volunteers will be recruited for 8 weeks prior to the initial enrollment in the trial, and will be enrolled over an 8-week period. Follow-up laboratory and safety data will be collected up to 6 months after the last vaccine. Approximately one to two additional months will be required to finalize all of the data collection and to close out the trial. Volunteer recruitment is planned to start in March 2004. Therefore, Coley requests that the period of the contract be extended to February 28, 2005.

EXECUTIVE SUMMARY

The [******************] vaccine against anthrax [*****************] has been demonstrated to be safe and effective in its approved regimen of [*] injections over [**] months. However, there is great interest in further improving the safety and efficacy of the vaccine by reducing the number of doses that need to be given in order to achieve protective antibody levels against the anthrax toxin proteins. Human and animal data suggest that combining a Coley TLR9 agonist with [***] would offer the following

Contact: Iain Sim	2/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

advantages compared to the current vaccine: i) much faster seroconversion with induction of protective antibody levels in most subjects within [*] weeks; ii) reduced number of [***] doses required, to no more than [***], and [**************] dose vaccination; iii) generation of higher affinity antibodies targeted against a broader range of epitopes to give improved protection against mutant strains; and iv) improved duration of protective serum antibodies and memory responses.

Coley Pharmaceutical Group proposes to make available to DARPA CPG 7909 for lead development as an adjuvant for co-formulation in the anthrax vaccine [*******************************************]. Coley has CPG 7909 in phase II clinical development in oncology and has demonstrated proof-of-concept of the drug as a vaccine adjuvant in human vaccine studies. The advanced stage of development of CPG 7909 makes this molecule the best candidate for further rapid development and approval as a vaccine adjuvant. Further, Coley proposes to develop a second TLR9 agonist, differentiated from CPG 7909 in its immuno-pharmacological and metabolic profile, as a back-up compound.

The final part of this proposal is to develop a different TLR9 agonist as a prophylactic that would be given to activate immune resistance to an anticipated BW attack. The human innate immune system encompasses a remarkable array of pathogen defenses that may be able to protect a non-immune individual from anthrax infection acquired as a consequence of a BW attack. A TLR9 agonist delivered by aerosol administration may be able to activate the innate immune system in the lungs and thus induce broad-spectrum resistance against inhaled pathogens including B. anthracis. Coley has identified three classes of TLR9 agonist, each with distinct structures and immune effects. The innate immune defenses activated by certain A-Class or B-Class TLR9 agonists can protect rodents against several different viral, bacterial, and parasitic pathogens. The work in this proposal will support determining which of these 3 TLR9 agonist classes will be best for protecting against an inhaled anthrax challenge in animal models, and will initiate development of that product for military use.

BACKGROUND

This program proposal is a request for a re-direct of funds previously awarded to Coley Pharmaceutical Group under contract DAAD19-03-C-0002. The overall rationale and approach remains unchanged and are not repeated in this document. In this current proposal, Coley offers a more advanced drug development candidate, CPG 7909, for use as an adjuvant in combination with [*********] anthrax vaccine. In addition, Coley proposes to DARPA the development of a representative of a new class of TLR9 agonists, exemplified by [*******], as a back-up molecule to CPG 7909.

Development Of CPG 7909

CPG 7909 is a B-Class TLR9 agonist that is a potent activator of B cells as well as of plasmacytoid dendritic cells. Coley has demonstrated the adjuvant activity of CPG 7909 in clinical studies in combination with Engerix B®, a commercially approved hepatitis B

Contact: Iain Sim	3/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

.Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

vaccine. CPG 7909 substantially enhanced the antibody response to Engerix B in both normal subjects and in immunoincompetent HIV-infected individuals when compared to controls receiving Engerix B vaccine alone. In addition, it has been shown that the co-administration of CPG 7909 [******] to monkeys enhances the anti-PA antibody response when compared to the controls. Coley has offered to make CPG 7909, now in phase II clinical development, available to DARPA for the purposes of improving the performance of the anthrax vaccine. CPG 7909 is the most advanced TLR9 agonist currently in development at Coley and offers the opportunity to fast track a development program of such an agonist in combination with the anthrax vaccine. Coley has made substantial investments in the manufacturing and analysis of CPG 7909, in the characterization of its safety in rodents and non-human primates, and in the understanding of its pharmacodynamics and anti-cancer activity in human subjects. Coley is preparing to file an IND with the DVRPA, CBER, FDA to support the immediate conduct of a proof-of-concept clinical study of CPG 7909 in [***************]. The Coley IND will be available to [*************] for [***********] and will support a more extensive clinical development program under a [*******************].

Development of a Back-Up Molecule as a Vaccine Adjuvant

It is Coley’s understanding that DARPA wishes Coley to develop and offer to DARPA and the vaccine-manufacturing partners a second TLR9 agonist that will serve as a back-up to the lead molecule. DARPA has suggested that the back-up molecule be CPG 10103. Whereas [********] shows immunomodulatory activity similar to CPG 7909 while at the same time being different in nucleotide base sequence, Coley wishes to propose for DARPA consideration the selection of a new type of immunomodulatory TLR9 agonist with a unique set of properties.

CPG 7909 contains a phosphorothioate backbone designed to make the molecule resistant to exo- and endonuclease cleavage. When administered [******] (manifold the expected human dose for a vaccine adjuvant) to experimental animals, CPG 7909 has been [**************] in the [******] of these animals and to be [*************] by exonuclease cleavage to the so called N-1, N-2, et cetera, metabolites. These [*********************] are known to [***************************]. In addition, it has been [***] in [*****************] that administration of CPG 7909 [********] over [*******] and [*************************] results in a [****************], including [*************], into the [****] of the test animals. While this [*****] has not been [******] with any apparent [********* **********] in [*****************] who have [******] CPG 7909 to date, including a number of [******] who have [*****] drug [******] for [************], Coley believes that a molecule designated as a back-up to CPG 7909 should be devoid of the propensity to [*******] in the [****] while retaining the desired B cell stimulating activities of CPG 7909. [********] is structurally similar to CPG 7909, contains a phosphorothioate backbone, exhibits similar immunomodulatory activity and is expected to [***] a similar metabolic profile. On the other hand, Coley has developed a new approach to the design of TLR9 agonists whereby the [*******] of the molecule contains

Contact: Iain Sim	4/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

[**********] and [*****************]. By this means the molecule is expected to exhibit increased susceptibility to endonuclease cleavage and to show [**********] in the [****] as compared to [************] molecules such as CPG 7909 and [******]. Moreover, by positioning the [*********] between the [**] and the [***********], it is expected that the [*********] consequent from [**********] activity will be both much [******] in [****] than the parent molecule and devoid of [*********************]. These [**********] compounds have been called [********************].

[*******] is a C-Class TLR9 agonist and is an example of this new type of [************] immunomodulatory agent. In general terms the C-Class TLR9 agonists show good stimulation of B cells (efficient antibody secretion or induction of B cell proliferation) with a potency similar to the B-Class molecules such as CPG 7909. In addition, C-Class oligodeoxynucleotide TLR9 agonists demonstrate very strong Thl-inducing capacities (efficient induction of secretion of type I interferons or stimulation of NK cells) similar to the TLR9 agonists of the A-Class. This pattern of in vitro immunostimulatory activities places the molecules of the C-Class between the previously defined B- and A-Classes and demonstrates their potential to induce favorable immune responses in vivo.

When administered to experimental animals [******] shows [****************] in the [****] as compared to the corresponding [***************] molecule and there is [****************] after s.c. administration in mice as compared to [************] analogs. Preliminary [*****************] studies suggest that [*******] is [*************] through initial cleavage at the [***********] leading to [*************] as would be expected from the placement of the [****************] in the parent molecule. Despite this [*************] of [********] compounds, they appear to be [********************] than their first generation parent molecules.

GOALS

The goals of this proposal are:

1.	To file an IND that will support the conduct of a proof-of-concept clinical study of CPG 7909 administered [***********************] to human volunteers.

2.	To facilitate the execution of a proof-of-concept clinical study.

3.	To conduct manufacturing development and non-clinical safety studies of CPG 7909 that will be adequate to support the comprehensive development of the molecule as an adjuvant in a clinically superior anthrax vaccine formulation.

4.	To identify a second TLR9 agonist that is differentiated from CPG 7909 and to conduct pre-clinical development studies adequate to support its further clinical development, if needed, as a back-up to CPG 7909.

Contact: Iain Sim	5/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

5.	To manufacture and support evaluation of representative A-, B- and C-Class TLR9 agonists for their ability to stimulate the innate immune system and protect experimental animals, including a non-human primate, from infection following administration of pathogens to the respiratory tract, in order to generate data supporting the testing of the most promising candidates for protection of a primate against a lethal inhaled anthrax challenge.

These goals will be achieved through the completion of the following tasks:

1.	File an IND and support the conduct of a proof-of-concept clinical study of [*******] CPG 7909

2.	Develop an efficient large scale manufacturing process for CPG 7909

3.	Develop and validate analytical methods for the determination of the identity, potency, purity and stability of CPG 7909

4.	Characterize the toxicological profile of CPG 7909 in rodents and non-human primates administered by the intramuscular route

5.	Develop and qualify methods for the assay of CPG 7909 in biological specimens

6.	Establish the key in vitro and in vivo biological characteristics of additional TLR9 agonists

7.	Manufacture a back-up molecule

8.	Develop and qualify analytical methods for the determination of the identity, potency, purity and stability of the back-up molecule. Determine the stability of the back-up molecule

9.	Characterize the toxicological profile of the back-up molecule

10.	Develop and qualify methods for the assay of the back-up molecule in biological specimens

11.	Manufacture and characterize examples of A-, B- and C-Class TLR9 agonists

Statement of Work

Task 1. File an IND to Support the Conduct of a Proof-of-Concept Clinical Study of [*******] CPG 7909

Coley, [*****************] and DARPA have agreed to conduct a proof-of-concept clinical study of [***************] CPG 7909. This study will be conducted under a Coley-sponsored IND. At a Pre-IND teleconference held on July 1, 2003 with the Division of Vaccine and Related Product Applications, CBER, FDA, the Agency requested Coley to submit a [***********] IND without [**********] to the existing [*******] open in the [************** ***************]. More over, [***********] the inclusion of additional documentation in the IND that [****] must now prepare. As a result of the requests from [***], the overall size of the IND submission is now expected to be substantially greater than was originally envisioned and will require extensive work to prepare, collate and distribute.

Contact: Iain Sim	6/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

In addition, the [***] has [*******] that Coley [*****] a [*************** *********] of [******************] from a recently completed [****** ************] of the [****************] and CPG 7909 and include the results in the [************]. This activity was previously judged not to be required and has not been budgeted for.

The cost burden of managing the proof-of-concept clinical study will be borne by Coley and by others. Coley will fund an investigator at the [****************** *****************************] to recruit and treat approximately half of the planned number of study subjects. As the clinical study sponsor (IND holder) Coley will obtain the customary clinical trail insurance. Coley has agreed to manage the supply of clinical trial products - CPG 7909 and saline - to the study sites. Coley will manage the supply of materials to the clinical sites using an experienced sub-contractor.

The following activities will be conducted:

a	Draft, compile, review, print, collate, quality assure and ship an IND submission to DVRPA, CBER, FDA.

b	Conduct a [**********************] of [*********] from the [**************] of [*******] CPG 7909.

c.	Supply CPG 7909 Injection and saline for injection; manage the shipment of these products to clinical study sites.

d.	Conduct the proof-of-concept clinical study of CpG 7909 [******] as described in the clinical study protocol and approved by the FDA.

Task 2. Develop an efficient large scale manufacturing process for CPG 7909

Approximately [***] g of CPG 7909 active pharmaceutical ingredient (API) are currently available and assigned to the initial development of the proposed combined [*******] CPG 7909 vaccine product (see also Task 3 below). Moreover, the current manufacturing process is adequate for the present stage of development and is capable of producing drug in lot sizes of [******] g. However, in the opinion of Coley the manufacturing process is not optimized or sufficiently defined and controlled for it to be used for the routine manufacture of CPG 7909 API for use in an FDA-approved commercial vaccine product.

Production of GMP CPG 7909 active pharmaceutical ingredient for pivotal studies and for commercial supplies will be contracted out by Coley to a third party manufacturer. As the sponsor company, Coley remains responsible for ensuring that the contract manufacturer is in GMP compliance and also adheres to the information in Coley’s regulatory filings. As such, Coley personnel will be integrated into many of the contract manufacturer operations.

Since CPG 7909 is a pharmacologically active substance it is anticipated that the manufacture of CPG 7909 will be regulated by the FDA in a manner similar to the

Contact: Iain Sim	7/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

manufacture of API for drug products. The following activities must be completed to support the development of a commercially viable, validatable manufacturing process:

a.	Refine the current manufacturing process, both synthetic chemistry and purification, for the efficient production of API on a scale and of a quality adequate to meet the needs of the future market place

b.	Define, develop and set specifications for in-process controls for the manufacture of API to afford better control of the manufacturing process

c.	Define, develop and set specifications for starting materials used in the manufacturing process

d.	Prepare and maintain an up-to-date Drug Master File for cross-reference

e.	Conduct GMP-compliance audits

Task 3. Develop and validate analytical methods for the determination of the identity, potency, purity and stability of CPG 7909

Approximately [***] g of CPG 7909 API were manufactured in 2002 at a contract manufacturer as part of the collaboration between Coley and DARPA. This material did not meet the required specifications when tested initially and was further [****] by additional [***********]. It is expected that this material can be used for [**********] and [********] of the [******* ****] CPG 7909 product. However, additional analysis of the material is required to ensure that it conforms to release specifications using current, state of the art analytical methodologies; a CME amendment must be submitted to the IND to qualify it for use.

Coley has made significant advances in the development and application of analytical methods suitable for the determination of the identity, potency, purity and stability of CPG 7909. The optimization of the analytical methods is in progress. The development and conduct of such test methods requires the use of reference materials that characterize the performance of the pure compound, as well as the known manufacturing impurities, within the assay. Coley will use its expertise in the synthetic and analytical chemistry of oligodeoxynucleotides to prepare in part in its own laboratories and in part have prepared by a contract manufacturer samples of such reference materials. Fully optimized methods must be qualified, validated and the technology transferred from the development laboratory to the qualified contract facility that will have responsibility for the quality control release testing of the API. The methods will also be transferred to [******************] for their use in the development of the [************] CPG 7909 product. While the analytical methods available at present are judged to be adequate for the development of CPG 7909, it is recognized that as new information is gained the development of additional analytical techniques may be required to address the detection of new impurities arising from the final manufacturing process.

Contact: Iain Sim	8/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

Coley has used internal expertise as well as contracts with competent contract laboratories to development sensitive, reproducible analytical methods. Coley will continue to provide expert advice on the chemistry and detection of CPG 7909 and will closely monitor the work of the contract laboratories to assure the objectives are achieved. The following activities must be completed before commercialization:

a.	Optimize, qualify, validate and transfer GMP analytical methods

b.	Prepare reference standards and impurity markers

c.	Monitor the of production lots of CPG 7909 for new impurities and development of new analytical methods as the need arises

d.	Perform comparability analysis of production lots

e.	Perform release testing of lots of active pharmaceutical ingredient

f.	Determine the stability of the active pharmaceutical ingredient under a variety of storage conditions

g.	Perform physical/chemical characterization of individual lots of active pharmaceutical ingredient

h.	Develop analytical methods for the qualification of starting materials

i.	Develop analytical methods adapted for application to in-process controls

Task 4. Characterize the toxicological profile of CPG 7909 in rodents and non-human primates administered by the intramuscular route

Coley has extensive data on the safety of CPG 7909 in rodents and non-human primates when administered by the intravenous and subcutaneous route. [****************] has expressed its desire to explore the intramuscular route for administration of a [**************] CPG 7909 vaccine product. Therefore it is important to understand first the safety of CPG 7909 alone when administered by this route. Coley will place and manage contracts with competent, approved contract research organizations for the performance toxicological studies designed to characterize the non-clinical safety of CPG 7909 administered by the intramuscular route, and to demonstrate a margin of safety between the proposed adjuvant dose and the doses which caused toxicity in previous CPG 7909 studies. All studies will be conducted according to the principles of Good Laboratory Practice and will be supported by toxicokinetic analyses. Coley will provide expert toxicological advice on the design and conduct of the studies, the interpretation of the results and the preparation of the final study reports. Coley will also engage a consultants experienced in oligodeoxynucleotide toxicology and in the regulatory aspects of vaccine adjuvant development. The following studies are planned:

a.	[***]-month sub-acute i.m. toxicology in the rodent

b.	[***]-month sub-acute i.m. toxicology in the non-human primate

Contact: Iain Sim	9/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

Task 5. Develop and qualify methods for the assay of CPG 7909 in biological specimens

Sensitive, reproducible assays are required in order to be able to detect and quantitate the presence of CPG 7909 in biological specimens. Such specimens may include blood and urine as well as tissue samples. Such assays are required to demonstrate the kinetics of absorption and elimination of CPG 7909 when administered to rodents and non-human primates in toxicological studies (toxicokinetics) either alone or when formulated with anthrax vaccine antigens in prototype formulations. Such assays may also be used if needed to characterize more thoroughly the absorption, tissue distribution and elimination of CPG 7909 in animals (ADME studies) and in human subjects.

Coley has recently made significant efforts to develop and apply a sensitive, reproducible assay for the detection of CPG 7909 in biological specimens. Coley will complete the development and validation of this assay and provide expert advice during the transfer of the assay to [***************].

Task 6. Establish the key in vitro and in vivo biological characteristics of additional TLR9 agonists

As discussed, Coley believes that a molecule that is a candidate for designation as a back-up to CPG 7909 should satisfy two principal criteria: (i) exhibit vaccine adjuvant potency that is at least equivalent to that of CPOG 7909; and (ii) demonstrate pharmocokinetic properties, including metabolic profile, that [****] the [***] of [**********] of the [************] and of [*************** *********] in the [****] and [**********]. While [*******] appears to meet these requirements based on initial experiments, direct comparisons of the adjuvant and pharmacokinetic properties of CPG 7909 and [*******] should be performed. Coley has other [*******] oligodeoxynucleotides TLR9 agonists that may also be candidates for selection as a back-up molecule. To identify a candidate back-up molecule Coley will conduct experiments to:

a.	Define immune cell activation in human cell screens in vitro

b.	Define adjuvant activity in vivo

c.	Define tissue distribution and metabolism in vivo

Task 7. Manufacture a back-up molecule

When a candidate back-up compound has been selected and accepted by DARPA, Coley will initiate the production of GMP quality active pharmaceutical ingredient for non-clinical GLP development studies and for clinical trials. Coley will work closely with a third party manufacturer experienced in the manufacture of Coley CPG molecules. As the sponsor company, Coley remains responsible for

Contact: Iain Sim	10/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

ensuring that the contract manufacturer is in GMP compliance and also adheres to the information in Coley’s regulatory filings. As such, Coley personnel will be integrated into many of the contract manufacturer operations. These activities include:

a.	Develop and refine the process for the efficient production of active pharmaceutical ingredient on a scale and of a quality adequate to meet the needs of the development program

b.	Forecast, schedule, and conduct all drug substance manufacturing operations to ensure adequate drug supplies for non-clinical development and clinical trials

c.	Select and evaluate container/closure configuration for API

d.	Conduct of GMP-compliance audits

Task 8. Develop and qualify analytical methods for the determination of the identity, potency, purity and stability of the back-up molecule. Determine the stability of the back-up molecule

Coley will place and manage a contract with a competent contract laboratory for the development of sensitive, reproducible methods for the measurement of the identity, purity, potency and stability of the back-up molecule active pharmaceutical ingredient. Coley will provide expert advice on the chemistry and detection of oligodeoxynucleotides and will closely monitor the work of the contract laboratory to assure the objectives are achieved. Upon successful completion of the test method development, the methods will be established and qualified in the same or another contract laboratory for the following applications:

a.	Define and perform release testing of lots of active pharmaceutical ingredient

b.	Determine the stability of the active pharmaceutical ingredient under a variety of storage conditions

c.	Perform physical/chemical characterization of individual lots of active pharmaceutical ingredient

The development and conduct of such test methods requires the use of reference materials that characterize the performance of the pure compound, as well as the known manufacturing impurities, within the assay. Coley will use its expertise in the synthetic and analytical chemistry of oligodeoxynucleotides to prepare in part in its own laboratories and in part have prepared by a contract manufacturer samples of such reference materials. Coley will also use its expertise in analytical chemistry to search for and to characterize other impurities that may occur from time to time in lots of the active pharmaceutical ingredient prepared by a third party manufacturer.

Task 9. Characterize the toxicological profile of the back-up molecule

Coley will place and manage contracts with competent, approved contract

Contact: Iain Sim	11/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract: DAAD19-03-C-002	Program Director: Krieg
Revised: February, 2004	Coley Pharmaceutical Group

research organizations for the performance of a number of studies designed to characterize the non-clinical safety and tolerability of the back-up molecule. All studies will be conducted according to the principles of Good Laboratory Practice and will be supported by toxicokinetic analyses where appropriate. Coley will provide expert toxicological advice on the design and conduct of the studies, the interpretation of the results and the preparation of the final study reports. Coley will also engage a consultants experienced in ODN non-clinical toxicology and in adjuvant regulatory development. The following studies are planned:

a.	Safety pharmacology in the non-human primate

b.	[***]-month sub-acute toxicology in the rodent

c.	Mutagenic potential

Task 10. Develop and qualify methods for the assay of the back-up molecule in biological specimens

Sensitive, reproducible assays are required in order to be able to detect and quantitate the presence of the back-up molecule in biological specimens. Such specimens may include blood and urine as well as tissue samples. Such assays are required to demonstrate the kinetics of absorption and elimination of the back-up molecule when administered to rodents and non-human primates in toxicological studies (toxicokinetics) and in humans in clinical studies. Coley may conduct studies in-house, or may place and manage contracts with a competent contract laboratory, for the development of a sensitive, reproducible assay. Coley will provide expert advice on the chemistry and detection of oligodeoxynucleotides and will closely monitor the work of the contract laboratory to assure the objectives are achieved. Upon successful completion of the development of a detection assay, the assay will be established and for use in detecting the back-up molecule in biological specimens in studies conducted according to Good Laboratory Practice standards. The assay will also be transferred to [****** **********] to be available for use in support of future clinical studies.

Task 11. Manufacture and characterize examples of A-, B- and C-Class TLR9 agonists

Coley will manufacture and characterize, or supply from inventory, quantities of research grade A-, B- and C-Class TLR9 agonists in amounts adequate to support evaluation as prophylactic agents in experimental animal models of disease, including in a non-human primate model of a respiratory infection. The outcome of the experimental animal model studies will be used to select the optimal TLR9 agonist for further development as a prophylactic agent.

Contact: Iain Sim	12/12	Tel: (781) 431 9000, x1293
Coley Pharmaceutical Group		E-mail: isim@coleypharma.com
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2005 Revised Budget

Contract amount	$12,000,001
Billed to date	$11,003,662

Balance remaining	$996,339

Costs for CPG [****] activities contracted but not yet billed to Coley	$67,620
Direct costs	$622,413
Coley labor	$40,000
Travel	$3,000
Overhead, G&A @36%	$263,892

Total	$996,925

Activity	Cost
Patient costs, advertising and materials	$285,831
Study site audit	$14,000
Additional clinical trial supplies	$585
Extended trial insurance	$40,000

CPG 7909 analytical method validation and API stability	$148,997
Manufacture API for [*****]	$133,000

Total Direct costs	$622,413

Portions of this Exhibit were omitted and have been filed separately with the secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.